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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JUNE 18, 2003



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



            1-12733                                   41-1746238
    (Commission File Number)             (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546 (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

         On June 18, 2003, the Registrant issued a press release announcing the completion of an amendment to their credit agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. A copy of the amendment is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

   (c)      Exhibits

                           99.1 Press release dated June 18, 2003, Tower Automotive Completes Amendment to Credit Agreement
                           99.2 Third Amendment to Credit Agreement, dated as of June 10, 2003, among R.J. Tower Corporation, Tower Automotive Europe B.V., Tower Automotive Finance B.V., the parties named as Guarantors, the several financial institutions from time to time party to this Agreement, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank (formerly known as The Chase Manhattan
                                    Bank), as syndication agent, and The Bank of Nova Scotia, Comerica Bank, U.S. Bank National Association and Bank One, NA (as successor to Bank One, Michigan), as co-agents.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TOWER AUTOMOTIVE, INC.



Date:  June 18, 2003             By: /s/ Ernest T. Thomas
                                    ------------------------------------------
                                 Name:    Ernest T. Thomas
                                 Title:  Chief Financial Officer and Treasurer
                                 (Principal Accounting and Financial Officer)